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                                                                    EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS





The Board of Directors
Claire's Stores, Inc.

We consent to the use of our report, incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the prospectus.


                                           KPMG Peat Marwick LLP



Fort Lauderdale, Florida
July 15, 1998